UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2026

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 25, 2026, Volato Group, Inc., a Delaware corporation (“Volato” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Volato Alignment Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Volato (“Merger Sub”), and Alignment Engine Inc., a Delaware corporation (“Aligned”), pursuant to which Aligned will merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of Volato (together with all other transactions contemplated by the Merger Agreement, the “Merger”). The Merger is subject to customary closing conditions. The Company’s board of directors approved the Merger Agreement and the related transactions, and the consummation of the Merger is not subject to approval of the Company’s stockholders.

Aligned is an AI infrastructure company developing high-performance computing infrastructure for artificial intelligence, machine learning and high-performance computing (HPC) workloads. Aligned combines powered data center infrastructure, advanced compute, high-performance networking and proprietary technology to support large-scale AI workloads.

In connection with the transactions and following the Preferred Stock Conversion (as defined below), the Company intends to change its name from “Volato Group, Inc.” to a name selected by Aligned and Merger Sub, as the surviving entity of the Merger, will change its name from “Volato Alignment Merger Sub, LLC” to “Alignment Engine, LLC”.

It is expected that, at the closing, (i) Matthew Liotta will resign as Chief Executive Officer of the Company, (ii) Christopher Ensey will become the Chief Executive Officer of the Company and will become a member of the board of directors, and (iii) Mark Heinen will remain as Chief Financial Officer of the Company.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), all capital stock and other securities of Aligned, excluding options and warrants, issued and outstanding immediately prior to the Effective Time will be converted into the right to receive an aggregate of (i) 1,000 shares of a newly-designated series of voting convertible preferred stock, par value $0.0001 per share, of Volato (the “Series A Preferred Stock”) and (ii) 4,000 shares of a newly-designated series of non-voting convertible preferred stock, par value $0.0001 per share, of Volato (the “Series A-1 Preferred Stock” and, together with the Series A Preferred Stock, the “Merger Consideration Shares”). The Merger Consideration Shares, together with the Volato Options and Warrants (as defined below), will be convertible or exercisable, as applicable, into a number of shares of Class A common stock, par value $0.0001 per share, of Volato (the “Volato Common Stock”) equal to 95% of the Common Stock on an as converted and fully diluted basis (the “Conversion Shares”), as may be adjusted in accordance with the Merger Agreement to avoid the issuance of any fractional shares. The 95% merger consideration to be issued to Aligned securityholders will also include a warrant issuable to the landlord of a data center lease that Aligned signed on August 25, 2026. Such warrant will be exercisable into a number of shares of Volato Common Stock representing 1.5% of the outstanding Volato Common Stock on a fully-diluted basis following the closing of the Merger and before giving effect to the exercise thereof, for a nominal exercise price of $0.0001 per share, and will be redeemable at Volato’s option for material consideration tied to the fair market value of the warrant or the underlying shares of Volato Common Stock as of the time of the redemption, as applicable.

The Series A Preferred Stock will only be convertible following completion of certain conditions, to be mutually agreed upon by the parties prior to closing. The Series A-1 Preferred Stock will only be convertible following (i) approval of the listing of the combined company on the NYSE American LLC (“NYSE American”), (ii) approval of the conversion of the Series A-1 Preferred Stock into shares of Volato Common Stock by Volato’s stockholders (the “Preferred Stock Conversion”), and (iii) effectiveness of a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Volato Common Stock (the “Authorized Shares Amendment”). The actual amount of the Conversion Shares will be determined at the Effective Time and is subject to change based on the fully diluted number of shares of Volato Common Stock issued and outstanding immediately prior to the Effective Time in accordance with the Merger Agreement.

Options and Warrants

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, (i) each option to purchase Aligned common stock outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive options to purchase Volato Common Stock and (ii) each warrant to purchase Aligned common stock outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive warrants to purchase Volato Common Stock (such options and warrants to purchase Volato Common Stock collectively, the “Volato Options and Warrants”). The exercisability of the Volato Options and Warrants will be subject to approval by the Company’s stockholders. Except as otherwise provided in the Merger Agreement, the Volato Options and Warrants will have substantially the same terms as the corresponding Aligned options and warrants prior to closing. The Volato Options and Warrants will be part of the 95% merger consideration described above.

Stockholder Approvals

Pursuant to the Merger Agreement and following closing, the Company intends to hold a meeting of stockholders (the “Stockholder Meeting”) to ask its stockholders to, among other things, vote upon proposals to: (i) approve the issuance of Volato Common Stock upon the Preferred Stock Conversion and upon exercise of the Volato Options and Warrants (the “Stock Issuance Approval”); (ii) elect six members of the board of directors, consisting of five individuals designated by Aligned and one individual designated by the Company (the “Election of Directors”); (iii) approve the Authorized Shares Amendment; (iv) authorize the Company’s board of directors to change the Company’s name from “Volato Group, Inc.” to a name selected by Aligned (together with the Stock Issuance Approval, the Election of Directors, and the Authorized Shares Amendment, the “Stockholder Approvals”); and (v) approve such other matters as the Company determines to be necessary or appropriate.

If, prior to the Stockholder Meeting, the Company reasonably believes that (i) it will not have sufficient shares of Volato Common Stock represented in person or by proxy to constitute a quorum necessary to conduct business at the Stockholder Meeting or (ii) it will not receive proxies sufficient to obtain the required votes for the Stockholder Approvals, then, in each case, the Company will use its commercially reasonable efforts to adjourn the Stockholder Meeting one or more times and to obtain the Stockholder Approvals, as further described in the Merger Agreement. The Company will hold a meeting of its stockholders at least once every four months until it obtains the Stockholder Approvals.

Representations and Warranties

The Merger Agreement contains a number of customary representations and warranties made by each of the Company, Merger Sub, and Aligned as of the date of the Merger Agreement or other specified dates. Certain of the representations and warranties are qualified by materiality and/or information provided in the disclosure schedules to the Merger Agreement. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement. In addition, such representations and warranties were made only as of the date of the Merger Agreement, or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Covenants of the Parties

The Merger Agreement contains a number of customary covenants made by each of the Company, Merger Sub, and Aligned. Each of the parties has agreed to use reasonable best efforts to consummate the Merger and other transactions contemplated by the Merger Agreement.

Closing Conditions

The consummation of the Merger is subject to customary closing conditions, including, among other customary closing conditions: (i) the approval of the Merger Agreement by the board of directors and of the Company not being revoked; (ii) the Merger having been approved by the stockholders of Aligned, to the extent required by law and Aligned’s governing documents; (iii) the Company having executed one or more definitive written agreements for, and completing a transaction with respect to, the termination of the Company’s previously disclosed Securities Purchase Agreement with an institutional investor dated December 4, 2024; (iv) the Company having received a fairness opinion by an independent third party that the merger consideration is fair to the Company’s stockholders; (v) the Company having at least $2,950,000 of unrestricted cash and cash equivalents at closing; (vi) the Company’s outstanding indebtedness, liabilities, and transaction expenses not exceeding certain amounts at closing; (vii) the absence of any official notice from NYSE American of a contemplated, pending or imminent delisting of the Volato Common Stock from the NYSE American; (viii) the absence of any law or order by any governmental entity in effect that seeks to enjoin, make illegal, delay or otherwise restrain or prohibit the consummation of the Merger; (ix) subject to certain materiality exceptions, the accuracy of certain representations and warranties of each party contained in the Merger Agreement and the compliance by each party with the covenants contained in the Merger Agreement; (x) the absence of a material adverse effect with respect to each of Volato and Aligned from the date of the Merger Agreement until closing; and (xi) execution and delivery of certain ancillary agreements, certificates and opinions as agreed to between the parties under the Merger Agreement.

Termination

The Merger Agreement provides certain termination rights for both the Company and Aligned, including, among others, if the closing has not occurred on or prior to seven business days following the execution of the Merger Agreement; provided, that this right to terminate the Merger Agreement shall not be available to any party whose breach, action or failure to comply with its obligations under the Merger Agreement or any of the other transaction documents has been the primary cause of, or has primarily resulted in, the failure of the closing to occur on or prior to such date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 26, 2026, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements regarding the transactions contemplated by the Merger Agreement, the contemplated terms and benefits of such transactions and other future events and contingencies relating thereto, including the anticipated or projected timing of the transaction and subsequent events. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; the possibility that the proposed transactions do not close when expected or at all, including due to any delay or inability to obtain necessary consents or approvals; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; our ability to maintain the listing of our common stock on the NYSE American LLC; the outcome of any current legal proceedings or future legal proceedings that may be instituted against us; unanticipated difficulties or expenditures relating to our business plan; that Aligned’s planned business and technology infrastructure do not yield the benefits anticipated or sought; that following closing the Company may be unable to obtain the requisite shareholder approvals; and those risks detailed in our most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Additional Information and Where to Find It

This communication relates to a potential transaction involving Volato and Aligned. This communication is not a substitute for any other document that Volato has filed or will file with the SEC in connection with the potential transaction. This communication does not contain all of the information concerning the potential transaction and is not intended to form the basis for any investment decision or any other decision in respect of such matters. Copies of all relevant materials for the potential transaction filed, or that will be filed, with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. Volato’s stockholders may also obtain copies of the documents, when available, without charge, by directing a request to Volato at 1954 Airport Road, Suite 124, Chamblee, GA 30341, or by telephone at (844) 399-8998.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell, or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the potential transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The potential transaction is expected to be implemented solely pursuant to the legally binding definitive agreement which is filed as an exhibit to this Current Report on Form 8-K, and which contains the material terms and conditions of the potential transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated August 25, 2026, between Volato Group, Inc., Volato Alignment Merger Sub, LLC, and Alignment Engine Inc.

99.1	Press Release, dated August 26, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2026

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer